Trade Receivables -Summary of Carrying Amount of Trade Receivables that have been Transferred but have not been Derecognized and the Associated Liabilities (Details) - EUR (€) € in Thousands	Dec. 31, 2022	Dec. 31, 2021
Disclosure of reconciliation of changes in loss allowance and explanation of changes in gross carrying amount for financial instruments [abstract]
Carrying amount of trade receivables transferred	€ 18,670	€ 29,778
Carrying amount of associated liabilities	(17,307)	(26,341)
Total, net	€ 1,363	€ 3,437